UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2017

J.Crew Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-175075

Delaware	22-2894486
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

770 Broadway

New York, NY 10003

(Address of principal executive offices, including zip code)

(212) 209-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

J.Crew Group, Inc. (the “Company”) announced that Lynda Markoe has been named Chief Administrative Officer, effective September 14, 2017. Ms. Markoe, age 50, served as the Company’s Executive Vice President, Human Resources & Legal since 2015. In connection with her promotion, the Company entered into a Letter Agreement with her, dated September 14, 2017 (the “Letter Agreement”) which sets forth new terms of compensation.

The Letter Agreement has a three-year term and will automatically renew for successive one-year periods unless either party gives notice of its election not to renew. Pursuant to the Letter Agreement, Ms. Markoe’s base salary is not less than $600,000 (“Base Salary”) and she is eligible to earn a target annual bonus of 75% of Base Salary, up to a maximum of 187.5% of Base Salary, subject to meeting certain Company and individual performance goals (“Annual Bonus”).

Upon a termination of Ms. Markoe’s employment by the Company without cause, by Ms. Markoe for good reason, or upon the Company’s election not to renew the Letter Agreement, Ms. Markoe will be entitled to (1) continued Base Salary, medical benefits, and a payment equal to her target Annual Bonus for a period of twelve months, (2) any Annual Bonus earned but unpaid for the year immediately prior to her termination date, and (3) a pro-rata portion of any Annual Bonus she would otherwise have been entitled to receive, based on actual performance for the year of the termination. Except in the event that Ms. Markoe’s employment terminates within twenty-four months after a change in control, any continued Base Salary payments shall be offset by compensation Ms. Markoe receives from a new employer, and her right to continuing medical benefits will cease immediately if she becomes eligible for coverage under another group health plan. To receive the benefits described above, Ms. Markoe must sign a general release with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J.CREW GROUP, INC.

Date: September 19, 2017	By:	/s/ VINCENT ZANNA
Vincent Zanna
Chief Financial Officer & Treasurer

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